General Motors – Behind the Charts June 25, 2015 Tom Timko Vice President, Controller & CAO

1 In this presentation and in related comments by our management, our use of the words “plans,” “expect,” “anticipate,” “possible,” “target,” “believe,” “commit,” “intend,” “continue,” “may,” “would,” “could,” “should,” “project,” “appears,” “potential,” “projected,” “upside,” “positioned,” “outlook” or similar expressions is intended to identify forward- looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors may include: our ability to realize production efficiencies and to achieve reductions in costs as a result of our restructuring initiatives and labor modifications; our ability to maintain quality control over our vehicles and avoid material vehicle recalls and the cost and effect on our reputation of product recalls; our ability to maintain adequate financing sources, including as required to fund our planned significant investment in new technology; the ability of our suppliers to timely deliver parts, components and systems; our ability to realize successful vehicle applications of new technology; overall strength and stability of our markets, particularly outside of North America and China; costs and risks associated with litigation and government investigations including those related to our recent recalls; our ability to remain competitive and our ability to continue to attract new customers, particularly for our new products. General Motors Co. (“GM”)’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q provides information about these and other factors, which we may revise or supplement in future reports to the Securities and Exchange Commission (the "SEC"). Forward Looking Statements Note: References throughout this presentation to SEC filed documents 10-Q and 10-K refer to page numbers from the EDGAR filed versions, which can be found on: http://www.gm.com/company/investors/sec-filings.html

2 Agenda ? Reporting ? Understanding the EBIT Bridge ? Warranty & Recall Accounting ? Taxes ? Automotive Cash Flow Considerations ? Appendix The purpose of this presentation is to highlight how GM accounts for key financial elements as well as to answer frequently asked questions

3 ? Reporting ? Understanding the EBIT Bridge ? Warranty & Recall Accounting ? Taxes ? Automotive Cash Flow Considerations ? Appendix Agenda

4 ¶ GM reports results through five total segments broken out between Automotive and Automotive Financing – Automotive (includes vehicle manufacturing & sales, parts & accessories, and OnStar) GM North America (GMNA) GM Europe (GME) GM International Operations (GMIO) » Includes GM International (GMI) and Equity Income from Automotive China Joint Ventures (“JVs”) GM South America (GMSA) – Automotive Financing GM Financial (GMF) » Includes Equity Income from GM Financial China JV ¶ Corporate/Eliminations – Nonsegment operations – Consists of centrally recorded income and costs such as interest, income taxes, financial hedging gains/losses/costs, and corporate expenditures, such as corporate governance costs and legal fees, and certain nonsegment specific revenues and expenses Reporting – Segments

5 ¶ We report revenue and profitability in the region in which we sell vehicles, parts & accessories, & services to third party customers – Improves profit and revenue visibility by market – Insightful for managerial decisions (capital allocation, sales/profitability accountability) ¶ We report our segment volumes on a wholesale basis (not production or retail basis) – Fully aligns volumes with country of sale reporting / Profit & Loss – Wholesale is when revenue is recognized Reporting – Country of Sale

6 Wholesale Units Revenue $ GM Dealers (excludes JV sales) Wholesale Represents sales to dealers/others and correlates with GM reported revenue Retail Represents sales to end consumers and correlates with market share and global deliveries End Consumer (includes fleet/JV sales)GM/GM Dealers Retail Units Reporting – Wholesale vs. Retail Note: Wholesale volumes of non-consolidated joint ventures (primarily China JVs) are included in retail vehicle sales instead of wholesale vehicle sales

7 Wholesale volumes of non-consolidated joint ventures (primarily China JVs) are included in retail vehicle sales instead of wholesale vehicle sales Note: Information per p. 1-2 of the 2014 10-K *For China, end user retail data is not readily available for the industry; therefore, wholesale volumes were used for GM, Industry, and Market Share 2014 CY Wholesale and Retail vehicle sales by segment: Reporting – Wholesale vs. Retail GM GM Industry Market Share GMNA 3,320 GMNA 3,413 20,237 16.9% GME 1,172 GME 1,256 18,731 6.7% GMIO 655 GMIO* 4,378 42,980 10.2% GMSA 886 GMSA 878 5,301 16.6% Worldwide 6,033 Worldwide 9,925 87,249 11.4% Wholesale Vehicle Sales (in thousands) Retail Vehicle Sales (in thousands)

8 Wholesale units don’t include rental cars sold that have guaranteed repurchase obligations; these are recorded as operating leases with lease revenue recorded over the lease period. Once a rental car is sold at auction, GM recognizes it as a wholesale unit and recognizes the majority of revenue and cost of sales. GM also recognizes any difference between estimated and actual auction proceeds. * Illustrative example only, does not reflect factual numbers Example Quarter Activity (in thousands) * Production 900 Imports 50 Exports (40) Adjustments to Company Inventory (5) Factory Unit Sales 905 Daily Rental (75) Daily Rental Auctions 20 Wholesale Units 850 Retail Units 950 Production to Retail – An Example

9 ¶ Nonconsolidated affiliates are entities in which an equity interest is maintained and the equity method of accounting is used ¶ The majority of our nonconsolidated affiliates are JVs located in China, financial results from these JVs are not consolidated into our financial statements, though recognized as equity income Summary of our direct ownership interest in Automotive China JVs Note: Shanghai GM excludes the sales company “SAIC General Motors Sales Company” which is 49% owned by GM and 51% owned by SAIC Note: Additional information on our nonconsolidated affiliates is found on p. 74-76 of the 2014 10-K (Note 8) Reporting – Joint Ventures 50% 50% 44% 5.9% 50% 50% 50.1%

1 0 ¶ Proportionate share of earnings of each JV is reflected as Equity income on the Income Statement ¶ The carrying amount of investments in nonconsolidated affiliates resides in Total equity in net assets of nonconsolidated affiliates on the Balance Sheet This table is presented quarterly and located on p. 10 of 2015 1Q 10-Q (Note 5) This table is presented annually and located on p. 75 of 2014 10-K (Note 8) Reporting – Joint Ventures ¶ Cash flow impact is reflected on the consolidated statements of cash flows when dividends are paid from a JV to GM. Undistributed earnings of nonconsolidated affiliates and gains on investments represents the component of JV earnings that have not been repaid in the form of a dividend

1 1 ¶ EBIT-Adjusted is our internal measure of profitability and represents earnings before interest and taxes, adjusted for “special items” ¶ A special item is defined as an event or transaction that is not a part of the normal operating cycle of ongoing operations ¶ EBIT-Adjusted is reconciled to our most relevant U.S. GAAP equivalent ¶ Useful to exclude special items to more accurately track core operational performance – EBIT-Adjusted (non-GAAP) excludes special items Reporting – Special Items: EBIT-Adjusted

1 2 Example SpecialItem? Example Special Item? Gain/loss on acquisition or disposition of a business or investment Routine restructuring activities (employee restructuring, employee separation costs, etc.) Gain/loss on extinguishment of debt Routine impairment of PP&E Certain impairments (investments, long lived assets, goodwill) Impairments of special tooling (e.g. impairment associated with a low-performing vehicle line) Costs associated with strategic shift in operations of the business (e.g. exiting a brand in a market) Gain/loss on disposition of assets (e.g. machinery and equipment or tooling) Settlement loss on pension plans arising from a discrete management action to derisk the pension plans Routine policy and warranty reserve adjustment, including large recall campaign costs Note: List is not intended to be all-inclusive, and subject to other considerations (for example, certain $ thresholds) Special Items – Examples

1 3 Earnings Per Share (EPS) includes special items Impact of special items for the quarter was (.30) per share After-tax impact of special items on Net Income Impact of Special Items EPS Adjusted for Special Items *Included in Operating Income Note: Impact of Special Items chart above from Q1 2015 Analyst Earnings Deck ? Special Item Adjustments to Earnings:

1 4 ¶ Adjusted Automotive Free Cash Flow is defined as our cash inflow (or outflow) from operations less cash outflows from capital expenditures, adjusted for special items ¶ Useful for investors regarding the liquidity of our automotive operations ¶ Special items for free cash flow are adjustments for management actions primarily related to the strengthening of our balance sheet ¶ Special Item Adjustments to Auto Free Cash Flow: Reporting – Special Items: Adjusted Auto Free Cash Flow Note: Adjusted auto free cash flow table from p. 42 of the 2014 10-K (Item 7)

1 5 Agenda ? Reporting ? Understanding the EBIT Bridge ? Warranty & Recall Accounting ? Taxes ? Automotive Cash Flow Considerations ? Appendix

EBIT-Adjusted Bridge Definitions

- We explain the year-over-year variance of our consolidated and segment specific EBIT-Adjusted using the following categories

Volume:	Changes in number of wholesale vehicles sold (at prior period portfolio average vehicle variable profit per unit) Vehicle variable profit drivers include gross sales, sales allowances, material costs, freight costs, and the variable portion of Policy & Warranty ("P&W") costs and Manufacturing costs.
Mix:	Changes in product mix sold – includes **current** mix and **new** product mix, retail vs. fleet, country/segment/model/trim levels/options
Price:	The economic price change related to **current** vehicles including both Gross Price (MSRP) and Sales Allowances for both retail & fleet. In addition, includes all price changes related to **majors**.
Cost:	Change in variable (includes economic material/freight changes on **current** vehicles, all material/freight changes on **majors**, P&W/Recall reserve adjustments, non-vehicle activity (i.e. OnStar & Parts & Accessories)) and fixed cost (includes fixed manufacturing, D&A, engineering, restructuring, SG&A)
Other:	Changes primarily related to non-operating income, equity income, noncontrolling interest, GMF and foreign exchange impacts (transactional & translational)

Note:
Current – existing carryover vehicles, which does not include new or majors
Majors – Vehicles launched within the last twelve months incorporating significant exterior and / or interior changes versus the previous existing GM entry.
New – new to a segment or new architecture. Incremental profit for new GM entrants launched within the last twelve months will be reflected as mix.

GENERAL MOTORS 16

1 7 Volume: Measures the vehicle profit variance from changes in wholesale volumes (at prior comparative period portfolio average per unit) driven by changes in industry volume, market share, and dealer stocks within the specific region. Mix: Measures the vehicle profit variances resulting from changes in current mix and new product mix contributed by retail vs. fleet, country, segment, model, trim, and option mix. Regional volume and gross mix (prior to the removal of economic performance and FX) variances are calculated first and isolate the impact of the change in regional vehicle volumes and regional vehicle per units at a variable profit level. ? Volume and Mix vehicle variable profit drivers include gross sales, sales allowances, material costs, freight costs, and the variable portion of P&W costs and Manufacturing costs. Current mix among vehicle variance isolates the impact of changes in the mix of carryover vehicles sold. New mix among vehicle variance isolates the impact of changes in the mix of vehicles sold that are new to a segment or new architecture. Bridge Definitions: Volume & Mix Note: Bridge example above from Q1 2015 Analyst Earnings Deck

1 8 Price: Wholesale price changes are for carryover and major vehicles for Gross Revenue and Sales Allowances as well as incentive stock adjustments related to all vehicles residing within a dealer’s inventory. Carryover vehicle price changes are for economic based price changes (MSRP & Sales Allowances) without a corresponding change in equipment and features. Major vehicle price changes include all price changes, including those with a corresponding change in equipment and features. Fleet, including Daily rental auction results, also impacts price - the net gain/loss as a result of sale of returned vehicles (difference between expected and actual auction proceeds) is included as a component of price. Bridge Definitions: Price Note: Bridge example above from Q1 2015 Analyst Earnings Deck

1 9 Cost: Measures the profit variance from changes in fixed costs and variable costs including carryover vehicle economic material/freight costs, all material/freight cost changes on major vehicles, P&W/recall reserve adjustments, and non-vehicle activity. Fixed costs includes fixed manufacturing, D&A, engineering, restructuring, and SG&A. Carryover vehicle material & freight cost changes are for economic based cost changes without a corresponding change in price. Major vehicle material & freight cost includes all cost changes, including those with a corresponding change in price. Non-vehicle activity is for third-party non-vehicle related sales including parts and accessories & OnStar. Other: Measures the profit variance from changes primarily related to non-operating income, equity income, noncontrolling interest, GMF, and foreign exchange impacts (transactional & translational). Bridge Definitions: Cost & Other Note: Bridge example above from Q1 2015 Analyst Earnings Deck

2 0Note: EBIT- Adjusted includes GM Financial on an Earnings Before Tax - Adjusted (EBT-Adjusted) basis Consolidated EBIT – Adjusted Walk - Example Note: Bridge example above from Q3 2014 Analyst Earnings Deck

2 1 Agenda ? Reporting ? Understanding the EBIT Bridge ? Warranty & Recall Accounting ? Taxes ? Automotive Cash Flow Considerations ? Appendix

2 2 Wholesale Vehicle Sale Book per unit accrual to Automotive cost of sales Policy & Warranty Expense: Recall Campaign Expense GMNA: Recall Campaign Expense outside GMNA: Recall announced and total amount reasonably estimable Book total accrual to Automotive cost of sales Wholesale Vehicle Sale Book per unit accrual to Automotive cost of sales (effective Q3 2014) Warranty & Recall Accounting

2 3 ¶ Warranty and recall related liabilities are included on our balance sheet in Accrued liabilities and Other liabilities ¶ The following table summarizes activity for policy, product warranty, recall campaigns and courtesy transportation Note: Table located on p. 12 of the 2015 1Q 10-Q (Note 8) Warranty & Recall Accounting

2 4 Agenda ? Reporting ? Understanding the EBIT Bridge ? Warranty & Recall Accounting ? Taxes ? Automotive Cash Flow Considerations ? Appendix

2 5 ¶ Effective Tax Rate Adjusted (ETR-Adj.) = Tax Expense Adjusted / Earnings Before Tax Adjusted (including equity income) – GM’s ETR-Adj. guidance rate is based on the non-GAAP measures of EBT- Adjusted and Tax Expense-Adjusted – Quarterly ETR-Adj. will fluctuate as it can be impacted by tax audit results, changes in tax legislation, and geography of earnings ¶ ETR-Adj. calculation Taxes – Effective Tax Rate-Adjusted Note: Results may not foot due to rounding Expect full year 2015 ETR-Adj. to be in the mid-20% range Note: ETR-Adj. Example above from Q1 2015 Analyst Earnings Deck

2 6 ¶ Cash Tax Rate = Cash Paid for Income Taxes / Earnings Before Tax Adjusted (including equity income) Taxes – Cash Taxes Expect Cash Tax Rate to remain low 575 727 947 2012 2013 2014 Cash Taxes Paid* ($Mils) Cash Tax Rate ~7% ~8% ~15% * Information per p. 115 of the 2014 10-K (Note 26)

2 7 ¶ Net Operating Losses (NOLs) & Credits: $14.1B – $7.6B relates to the U.S. ¶ Capitalized Research Expenses: $8.6B – Relates entirely to the U.S. and reverses over the next nine years ¶ Tax position provides benefit / shield to offset future earnings – ($14.1B + $8.6B) / 35% = $65B Taxes – Deferred Tax Asset (DTA) Tax NOLs & credits provide significant benefit to offset tax liability on future earnings December 31, 2014 Note: Additional information found on p. 102 of the 2014 10-K (Note 18) Amounts may not foot due to rounding $ billions Global Total Select U.S. Amounts NOLs & Credits $14.1 $7.6 Capitalized Research $8.6 $8.6 All Other Timing $11.5 Total DTA $34.2 $16.2

2 8 ¶ European businesses had deferred tax asset valuation allowances of $4.4B as of March 31, 2015 – Based on improving business results in Europe, significant portions of the valuation allowances may be reversed – In the quarter in which the valuation allowances are reversed, we will record a significant tax benefit in the income statement which will be treated as a special item ¶ Cash taxes in Europe will continue to remain low as we utilize losses from prior periods to offset current tax Taxes – Valuation Allowances

2 9 Agenda ? Reporting ? Understanding the EBIT Bridge ? Warranty & Recall Accounting ? Taxes ? Automotive Cash Flow Considerations ? Appendix

3 0* Excludes impact of non-cash special items Adjusted Automotive Free Cash Flow – Example Equipment on operating leases is composed of vehicle sales to daily rental car companies with a guaranteed repurchase obligation Comprised of dealer/customer allowances, deposits from rental car companies, employee benefits, policy & warranty, and other accruals & other liabilities Provisions for deferred taxes and current taxes payable Equity income earned but not yet received as dividends(e.g. China JVs) Note: Adjusted Automotive Free Cash Flow Example above from Q1 2015 Analyst Earnings Deck

3 1 ¶ GM has favorable cash conversion cycle, particularly in GMNA, due to the differences in collection and payment days – Typically, source of cash as sales volumes grow and use of cash as they shrink – Our $20B target cash provides for the working capital unwind in a recession ¶ Key drivers of change in cash flow (excluding Capex): – Working capital and accrued liabilities » Primarily driven by market demand, product launches, production schedules, plant shutdowns, terms of supplier payments, number of weekly payments in a period, etc. – JV dividend timing – Other payments including restructuring, pension funding, and rental car activity – Common stock dividend payments/share purchases Automotive Cash Flow Considerations Accounts Receivable Inventory Accounts Payable Accrued Liabilities 9.1 13.6 (22.5) (28.2) YE 2014 Balance ($B) Total (28.0) Sales Incentives Customer Deposits Product / Warranty Other (8.0) (6.1) (3.6) (10.5) YE 2014 Balance ($B) Total (28.2) Key volume driven elements of Accrued Liabilities

3 2 Q&A

3 3 Appendix ? Understanding the Earnings Deck & Key Performance Metrics ? Income Statement Considerations ? Balance Sheet Considerations ? Capital Allocation Framework ? GM Financial

3 4 ¶ Global Deliveries: Total global retail sales (includes fleet and JV sales) ¶ Global Market Share: Based on retail vehicle sales volume; excludes certain markets where the U.S has trade embargoes ¶ Total Net Revenue: Includes Automotive and GM Financial revenue ¶ Net Income to Common Stockholders: The net income available to holders of common stock ¶ Earnings Before Interest and Taxes, Adjusted (EBIT-Adj.): EBIT-Adj. (Non-GAAP) +/- Special Items + Automotive interest income - Automotive interest expense - Income tax expense = Net income attributable to stockholders (GAAP) ¶ EBIT-Adjusted Margin: EBIT-Adjusted/Total Net Revenue ¶ Adjusted Automotive Free Cash Flow: Cash flow from operations less capital expenditures adjusted for management actions (reported as special items) ¶ Return on Invested Capital (ROIC): EBIT-adjusted for the trailing four quarters divided by average net assets, which is considered to be the average equity balances adjusted for certain assets and liabilities during the same period Note: EBIT- Adjusted includes GM Financial on an Earnings Before Tax - Adjusted (EBT-Adjusted) basis Performance Metrics Defined

3 5 Performance Metrics – Example **See Adjusted Automotive Free Cash Flow reconciliation on slide 21 of Q1 2015 Analyst Earnings Deck ***See ROIC reconciliation on slide S5 of Q1 2015 Analyst Earnings Deck Note: EBIT-Adjusted includes GM Financial on an Earnings Before Tax - Adjusted (EBT-Adjusted) basis Note: Wholesale deliveries for China market are included within Global Deliveries *See EBIT-Adjusted reconciliation on slide S4 of Q1 2015 Analyst Earnings Deck Note: Performance Summary Example above from Q1 2015 Analyst Earnings Deck

3 6 Appendix ? Understanding the Earnings Deck & Key Performance Metrics ? Income Statement Considerations ? Balance Sheet Considerations ? Capital Allocation Framework ? GM Financial

3 7 Revenue Recognition – Automotive ¶ Automotive net sales and revenue are primarily composed of revenue generated from the sale of vehicles – Includes non-vehicle related revenues from parts & accessories and OnStar ¶ Vehicle sales are recorded when title and all risks and rewards of ownership have passed to our customers – For the majority of our automotive sales this occurs when a vehicle is released to the carrier responsible for transporting to a dealer and when collectability is reasonably assured ¶ Revenue includes vehicles and other products we sell to our dealers for consumer retail sales, we also sell vehicles to fleet customers, including daily rental car companies, commercial fleet customers, leasing companies and governments

3 8 ¶ A significant portion of the sales to daily rental car companies are recorded as operating leases under U.S. GAAP with no recognition of revenue at the date of initial delivery due to guaranteed repurchase obligations Rental Car Company Rental Vehicle Auction 1 3 4 Process: 1. GM sells rental car w/ repurchase obligation (recognized as an operating lease) ? No revenue recognized initially ? Retail delivery reported 2. GM recognizes revenue over life of rental contract 3. Rental car repurchased/returned to GM 4. GM sells rental car at auction ? Any additional revenue recognized ? Wholesale delivery reported 2 Rental Car Sales

3 9 At conclusion of agreement and/or vehicle return During term of agreement At Inception Operating Lease Revenue and Depreciation Expense Recognized Retail delivery is reported Vehicle returned to GM and sold at auction Wholesale Delivery Reported Revenue / COGS Recognition True Up for Actual vs. Estimated Auction Proceeds ¶ Fleet sales represent ~25% of total U.S. retail vehicles sales, of which daily rental sales comprised ~65% of total U.S. fleet sales over the past few years – Generally lease terms to rental firms avg. 8 months or less ¶ A significant portion of daily rental sales have a repurchase obligation – for those vehicles, the units are maintained on GM’s balance sheet during the term of the agreement (as Equipment on operating lease) and the associated P&L is recorded over time Rental Car Accounting for Rentals sold with repurchase agreement

4 0 Rental Car Accounting for Rentals sold with repurchase agreement Note: Equipment on Operating Leases Table located on p. 73 of the 2014 10-K (Note 7) Includes deposits from rental car companies Note: Cash flows from Operating activities Table located on p. 41 of the 2014 10-K (Item 7) ¶ Balance Sheet Impact – Equipment on operating leases, net is reported at cost, less accumulated depreciation and impairment, net of origination fees or costs and lease incentives ¶ Cash Flow Impact – An increase/(decrease) in Equipment on Operating Leases is a (use)/source of cash – An increase/(decrease) in Deposits from Rental Car Companies is a source/(use) of cash

4 1 ¶ Largest automotive related expenses are cost of sales and selling, general and administrative expense (SG&A) ¶ Automotive cost of sales – Material cost typically makes up ~2/3 of the total amount – Labor costs, depreciation and amortization, engineering, and policy, product warranty and recall campaigns make up the remaining ¶ Automotive SG&A – Advertising and administrative expenses make up the majority (~3/4 in 2014) – Selling expenses, incentive plans, and other make up the remaining Cost Breakout – Automotive

4 2 Appendix ? Understanding the Earnings Deck & Key Performance Metrics ? Income Statement Considerations ? Balance Sheet Considerations ? Capital Allocation Framework ? GM Financial

4 3 Key Automotive Balance Sheet Items (1) Excludes uncommitted facilities (2) March 31, 2014 and 2015 balances are rolled forward and do not reflect remeasurement (3) Non-U.S. represents GM Automotive Only. Excludes $0.1B GMF Pension liability Note: Key Automotive Balance Sheet Items Example above from Q1 2015 Analyst Earnings Deck

4 4 Automotive Debt Senior Unsecured Notes Amount Coupon Maturity $1,500M 3.500% 2018 $1,500M 4.875% 2023 $500M 4.000% 2025 $750M 5.000% 2035 $1,500M 6.250% 2043 $1,250M 5.200% 2045 ($ billions) Senior Unsecured Notes 7.0 Subsidiary Debt 1.2 Capital Leases 1.0 Total Debt 9.1 Global Credit Facilities Size 12.6 Global Credit Facilities Availability 12.1 GM Debt (Mar. 31, 2015) ? GM has six issuances of publicly traded senior unsecured notes with maturities ranging from 2018 to 2045 ? Subsidiary debt balances primarily represent working capital facilities and government funding at local business units ? Capital leases primarily related to IT and real estate ? Primary unsecured revolving credit facilities comprised a 3-year $5B facility (expiring Oct. 2017) and a 5- year $7.5B facility (expiring Oct. 2019) with $2B sub-limits for GM Financial under each tranche — No borrowings against primary credit facilities, but utilized for letters of credit which reduce availability

4 5 Pension Obligation Downsized & Derisked Note: Additional disclosure about pensions available on p. 85-94 of the 2014 10-K (Note 15) Results may not foot due to rounding Global and U.S. Pension Status No significant cash call in the medium term ¶ No expected material mandatory U.S. contributions required for ~5 years ¶ Discount rates likely supportive over mid-term given interest rates are at historic low levels ¶ Majority of ROW underfunded balance is comprised of plans that are “pay-as-you-go”

4 6 ¶ Hourly and salaried OPEB plans provide postretirement life insurance to certain U.S. retirees and eligible dependents and postretirement health coverage to some U.S. retirees and eligible dependents ¶ Certain of the non-U.S. subsidiaries have postretirement benefit plans, although most participants are covered by government sponsored or administered programs Other Post-Employment Benefits (OPEB)

4 7 ¶ In July 2009 we issued two tranches of warrants, each to acquire 136 million shares of common stock to Motors Liquidation Company, and one tranche of warrants to acquire 46 million shares of common stock to the New VEBA ¶ MLC warrants are included in fully diluted share count ¶ Upon exercise, the shares issued will be included in the number of basic shares outstanding ¶ Total outstanding balance of warrants was 165 million at Dec 31, 2014 Tranche Initial Warrant Amounts Outstanding as of 12/31/14 Exercise price Conversion Date New VEBA 46 Million 46 Million $42.31 Dec. 31, 2015 MLC 1st Tranche 136 Million 43 Million $10.00 July 10, 2016 MLC 2nd Tranche 136 Million 76 Million $18.33 July 10, 2019 Note: Information in table, other than outstanding balance by tranche, found on p. 107 of the 2014 10-K (Note 21) Equity – Warrants

4 8 Appendix ? Understanding the Earnings Deck & Key Performance Metrics ? Income Statement Considerations ? Balance Sheet Considerations ? Capital Allocation Framework ? GM Financial

4 9 Transparent and disciplined capital allocation framework driving shareholder value Reinvest in Business to Drive Growth and 20+% ROIC Maintain $20B Target Cash Maintain Investment Grade Balance sheet All Available Free Cash Flow to Shareholders Disciplined Capital Allocation Framework

Established Cash Target of $20B

- EBITDA funds capital spending during average recession
- Revolver backstop for unforeseen events / deep recession



~$3B Overseas
~$5B Annual Steady State Seasonality
~$8B
Minimum Cash for Steady State Operating Needs ~5% of Revenue
~$5-6B Change in Net Working Capital
~$5B Interest and Dividends
~$1-2B Ratings Support
~$20B
Minimum Operating Cash
Average Recession (2 years)

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5 1 Capital Discipline Business Plan Commitments Performance vs. Commitments Aligned to Executive Compensation >20% ROIC Target ¶ Annual business plan process ¶ Identify upside drivers and downside risks ¶ Individual program review ¶ Performance vs. commitment ¶ ROIC optimization ¶ Project prioritization ¶ Country ROIC targets ¶ Product program EBIT and ROIC targets Capital Allocation Process

5 2 ROIC – Example Note: ROIC Example above from Q1 2015 Analyst Earnings Deck

5 3 Appendix ? Understanding the Earnings Deck & Key Performance Metrics ? Income Statement Considerations ? Balance Sheet Considerations ? Capital Allocation Framework ? GM Financial

5 4 ¶ GM Financial (GMF) is consolidated with GM – GMF’s results are adjusted in GM’s financial statements to: 1. Include the effect of GM’s tax attributes on GMF’s deferred taxes and income tax provisions, and 2. Eliminate the effect of intercompany transactions between GMF and the other members of the consolidated GM group – GMF also files stand-alone quarterly (10-Q) and annual (10-K) documents with the SEC, however, due to adjustments, the results presented by GMF on a stand-alone basis will differ from those reported by GM GM Financial – Reporting GM Consolidated GM Financial stand-alone Difference driven by items noted above Note: GM Consolidated Income Statement located on p. 55 of the 2014 10-K (Item 8) GM Financial Consolidated Income Statement located on p. 40 of the GM Financial 2014 10-K (Item 8)

5 5 GM Financial – Financial Highlights ¶ GM provides additional information on the key financial statements within the Financial Highlights document published quarterly and annually on Form 8-K in conjunction with the 10-Q and 10-K, respectively – GM and GM Financial are shown separately for the Consolidating Income Statements, Consolidating Balance Sheets, and Consolidating Statements of Cash Flows Note: Tables above located on pages 7, 9 and 10 of the Q1 2015 Financial Highlights filed on form 8-K

5 6 Where To Find… Announcements and Events http://www.gm.com/company/investors/announcements-events.html Annual report http://www.gm.com/annualreport Earnings Releases http://www.gm.com/company/investors/earning-releases.html Investor News http://www.gm.com/company/investors/latest-news.html Presentations and Webcasts http://www.gm.com/company/investors/announcements-events.html (click on event name, any relevant presentation or webcast will be under the “Related Resources” section for the event) Printed Material Request (SEC Documents or Annual Report) http://www.gm.com/company/investors/contacts.html (follow instructions under “Request Materials”) Sales releases http://www.gm.com/company/investors/sales-production.html http://media.gm.com/media/us/en/gm/news.filter.html/GM/EN/News/US_Monthly_Sales.html (with excel table for download) SEC Filings http://www.gm.com/company/investors/sec-filings.html CONTACTS: GM Investor Relations www.gm.com/investors InvestorRelations@gm.com 313-667-1669 For inquiries from securities analysts and institutional investors GM Stockholder Services www.gm.com/company/investors/contacts.html Stockholder.Services@gm.com 313-667-1500 For inquiries from individual investors GM Financial Investor Relations www.gmfinancial.com/investors-information.aspx investors@gmfinancial.com 800-644-2297 For information and inquiries specific to GM Financial To sign up for investor alerts (SEC Filings and/or announcements): GM: www.gm.com/company/investors.html Click “Sign up for Email Alerts” under Latest News GM Financial: www.gmfinancial.com/investors-information/request-and-alerts.aspx